UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2011
(April 21, 2011)

ORSUS XELENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33456 (Commission File Number)	20-1198142 (IRS Employer Identification No.)

29TH Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic of China 100020
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  86-10-85653777

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2011, Orsus Xelent Technologies, Inc. (the “Company”) received a letter from NYSE Amex LLC (the “Exchange”) indicating that the Company is not in compliance with Section 1003(a)(i) of the Exchange’s Company Guide (the “Company Guide”) since the Company reported stockholders’ equity of less than $2 million at December 31, 2010 and losses from continuing operations and net losses in its two most recent fiscal years ended December 31, 2010; and Section 1003(a)(iv) of the Company Guide since the Company sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

In order to maintain its listing, the Company must submit a plan by May 23, 2011 addressing how it intends to regain compliance with Section 1003(a)(iv) by July 21, 2011 and Section 1003(a)(i) by October 21, 2011.

The Exchange also notified the Company that due to its low selling price, the Company's common stock may not be suitable for auction market trading. Therefore, in accordance with Section 1003(f)(v) of the Company Guide,. the Company must effect a reverse split no later than July 21, 2011.

As a result of the foregoing, the Company became subject to the procedures and requirements of Section 1009 of the Company Guide.  If the Exchange does not accept the Company’s plan of compliance, or if the Company fails to regain compliance within the specified time periods, the Exchange will initiate delisting proceedings.

The Company intends to comply with the letter and will timely submit a plan of compliance to the Exchange.  The Company will also shortly effect a reverse split of its common stock to raise its selling price.

Item 8.01  Other Items.

On April 27, 2011, the Company issued a press release with respect to the notification.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Orsus Xelent Technologies, Inc., dated April 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2011

ORSUS XELENT TECHNOLOGIES, INC.

By:  /s/ Hua Chen

Name:  Hua Chen
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Orsus Xelent Technologies, Inc., dated April 27, 2011